UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2024

The Cigna Group

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Cigna Group (the “Company”) held its Annual Meeting of Shareholders on April 24, 2024 (the “Annual Meeting”). Of the 283,647,404 shares outstanding and entitled to vote, 256,548,480 shares, or 90.44%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of our shareholders at the Annual Meeting are set forth below. Each proposal is described in more detail in our 2024 Proxy Statement, filed with the Securities and Exchange Commission on March 15, 2024.

Proposal 1: Shareholders elected the twelve director nominees named in the 2024 Proxy Statement for one-year terms to expire at the next annual meeting of shareholders.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David M. Cordani	222,758,788	12,902,745	1,147,429	19,739,518
William J. DeLaney	232,196,284	4,331,167	281,511	19,739,518
Eric J. Foss	228,009,859	8,508,086	291,017	19,739,518
Elder Granger, M.D., MG, USA, Retired	232,236,431	4,290,314	282,217	19,739,518
Neesha Hathi	236,082,349	430,584	296,029	19,739,518
George Kurian	232,308,341	4,188,371	312,250	19,739,518
Kathleen M. Mazzarella	227,364,644	9,180,359	263,959	19,739,518
Mark B. McClellan, M.D., Ph.D.	232,205,786	4,326,639	276,537	19,739,518
Philip O. Ozuah, M.D., Ph.D.	234,583,162	1,919,850	305,950	19,739,518
Kimberly A. Ross	233,807,317	2,736,909	264,736	19,739,518
Eric C. Wiseman	232,313,905	4,202,534	292,523	19,739,518
Donna F. Zarcone	223,367,678	13,175,903	265,381	19,739,518

In addition, shareholders voted on the following proposals and cast their votes as described below.

Proposal 2: Advisory approval of The Cigna Group’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
197,173,863	39,200,994	434,105	19,739,518

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as The Cigna Group’s independent registered public accounting firm for 2024.

Votes For	Votes Against	Abstentions
237,481,094	18,876,505	190,881

Proposal 4: Shareholder Proposal – Improve the shareholder right to call a special shareholder meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,022,412	119,621,641	3,164,909	19,739,518

Proposal 5: Shareholder Proposal – Report to shareholders on risks created by the Company's diversity, equity, and inclusion efforts.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,720,474	231,360,098	1,728,390	19,739,518

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CIGNA GROUP

Date: April 26, 2024	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President, Chief Administrative Officer and General Counsel